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                                                                   EXHIBIT 10.39


                                 BRYLANE INC.

                    MANAGEMENT STOCK SUBSCRIPTION AGREEMENT


          THIS MANAGEMENT STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of ____________, 199__ by and between Brylane Inc., a Delaware corporation (the "Company"), and William C. Johnson ("Participant"), pursuant to that certain Brylane Inc. 1996 Senior Management Stock Subscription Plan (the "Plan").


                                R E C I T A L S:
                                ---------------


          A. Participant previously purchased shares of common stock of VP Holding Corporation pursuant to the terms of that certain Stock Subscription Agreement dated as of May 27, 1994 between VP Holding Corporation, a Delaware corporation ("VP Holding"), and Participant (the "VP Holding Subscription Agreement").

          B. Pursuant to the terms of Section 9(b)(i) of the VP Holding Subscription Agreement, Participant agreed in connection with the formation of IPO Corporation (as defined in the VP Holding Subscription Agreement, with the term IPO Corporation understood to refer to the Company) to exchange the shares of VP Holding common stock held by Participant for shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") in the same manner as FSEP (as defined in the VP Holding Subscription Agreement) exchanges its shares of VP Holding common stock for shares of Common Stock of the Company in connection with the formation of the Company. Participant further agreed in
Section 9(c) of the VP Holding Subscription Agreement to take such other actions and to execute such agreements and documents as are necessary or desirable to consummate such exchange.

          C. The Company now desires to issue 30,000 shares of Common Stock to Participant in exchange for 30,000 shares of VP Holding common stock held by Participant in the manner contemplated by and required under Section 9(b)(ii) of the VP Holding Subscription Agreement and based on the same exchange ratio at which FSEP is exchanging shares of VP Holding common stock it holds for shares of Common Stock. The date on which such exchange occurs shall be referred to herein as the "Closing Date," with the exchange to occur concurrently with the exchange of shares of VP Holding common stock by FSEP.
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          D.   Pursuant to Section 10(h) of the VP Holding Subscription
Agreement, Participant agreed to hold such shares of Common Stock issued in exchange for the shares of VP Holding common stock held by Participant subject to the restrictions and interests created by the VP Holding Subscription Agreement which are restated and set forth in this Agreement.


                               A G R E E M E N T:
                               -----------------


          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, in order to implement the prior agreements set forth in the VP Holding Subscription Agreement the parties agree as follows:

          1.   Exchange of Stock.  The Company will issue to Participant in
               -----------------
exchange for the shares of VP Holding common stock held by Participant, subject to the conditions and restrictions contained in this Agreement, 30,000 shares (individually, a "Share," and collectively, the "Shares") of the Common Stock of the Company, which for purposes of this Agreement shall be deemed to have been issued at a price of $10.00 per Share, for an aggregate deemed exchange price of $300,000 (the "Purchase Price") (as such amounts may be adjusted in connection with the Initial Public Offering (as defined in the VP Holding Subscription Agreement) and such adjustments shall apply to the exchange ratio at which FSEP will exchange shares of VP Holding common stock it holds for shares of Common Stock). The Purchase Price is equal to the Purchase Price of the VP Holding common stock held by the Participant which was paid by delivery of cash or Participant's check in the amount of $300,000. Participant agrees to be bound by and fully perform all terms and conditions of this Agreement and agrees that this Agreement constitutes full authorization to VP Holding to transfer the shares of VP Holding common stock held by the Participant on its books and records to reflect the Company as the transferee thereof.

          2.   Restriction on Transfer of the Shares.  Participant hereby agrees
               -------------------------------------
to execute and comply with the provisions of a reasonable lock-up agreement in connection with an Initial Public Offering (the "Lock-up Agreement").

          3.   The Company's Repurchase Obligation.
               -----------------------------------

               (a) The Company's Repurchase Obligation. Until May 27, 1998, if
                   -----------------------------------
the Participant ceases to be a member of the Board of Directors of the Company and/or all of its directly or indirectly majority or wholly owned entities (individually, a "Subsidiary," and collectively, the "Subsidiaries") due to the Participant's death or disability, upon the request of the Participant (or his legal representative), made within 120 days of the effective date of such termination (the "Termination Date"), the Company shall repurchase all or any part of

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the Participant's Shares at a price (the "Repurchase Price") equal to $10.00 per
Share or the Fair Market Value of a Share (as defined below), whichever is greater, provided that such repurchase is permitted under the debt agreements of the Company or any of its direct or indirect subsidiaries. If such debt agreements do not permit such repurchase, the Company's obligations under this subsection (a) shall continue until 120 days after the date such repurchase shall be permitted; provided however that notwithstanding the foregoing, all obligations of the Company under this subsection (a) shall terminate on the later of May 27, 1998 or the second anniversary of the Termination Date. The Participant (or his legal representative) shall provide the Company within such 120 day period with a written notice of the Participant's (or his legal representative's) election to require the Company to repurchase Shares pursuant to this Section 3(a). Such notice shall specify (i) the number of Shares which the Participant (or his legal representative) elects to have the Company repurchase pursuant to this Section 3(a); and (ii) a day which shall not be less than 20 days and not more than 30 days after the date such notice is delivered, on which Participant (or his legal representative) shall surrender (if such surrender has not already occurred) the certificate or certificates representing the Shares to be repurchased by the Company pursuant to this Section 3(a) (duly endorsed in blank for transfer) at the principal office of the Company in exchange for the Company's check, payable to Participant (or Participant's legal representative) in the amount equal to the Repurchase Price, calculated as provided in this Section 3(a), multiplied by the number of Shares to be purchased. At the closing of the Company's purchase of the Shares, the Company will notify the Participant (or his legal representative) in writing of the amount of the Repurchase Price.

          (b) Company Agreement.  The Company hereby agrees that any existing
              -----------------
debt agreement that contains provisions with respect to permitted distributions by Brylane, L.P. (the "Partnership") to the Company to make the repurchase described in Section 3(a) shall not be amended with respect to such provisions unless (i) the effect of such amendment is to expand the right of the Partnership to make such distributions, or (ii) the Partnership is restructuring its outstanding debt or is in default under any such agreement in which event the Company shall cause the Partnership to use its reasonable efforts to maintain a similar provision in any amended agreement. The Company shall cause the Partnership to use its reasonable best efforts to cause substantially similar provisions with respect to such permitted distributions to be contained in the documents executed in connection with refinancing of such indebtedness of the Partnership outstanding on the date hereof.

          (c) Definition of Fair Market Value.  As used herein, the "Fair Market
              -------------------------------
Value" of a Share shall be determined based on the average of the Quoted Prices of a share of Common Stock for the five consecutive business days prior to the Termination Date. The "Quoted Price" of a share of Common Stock shall be the last reported sales price of the Common Stock as reported by Nasdaq ("Nasdaq"), or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange), or if the Common

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Stock is not so reported or listed, the average of the last reported bid and asked price of the Common Stock. If at any time the Common Stock is not listed on any exchange or Nasdaq, the Board of Directors shall determine such Fair Market Value on the basis of the best available evidence, which determination shall be final and binding.

          4.   Investment Representations.  Participant represents and warrants
               --------------------------
to the Company as follows:

               (a) Binding Agreement.  This Agreement has been duly and validly
                   -----------------
executed and delivered by the Participant and this Agreement constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies).

               (b) Participant's Own Account. Participant is acquiring the
                   -------------------------
Shares for Participant's own account and not with a view to or for sale in connection with any distribution of the Shares. The Participant is a resident of the State of Connecticut.

               (c) Shares Not Registered. Participant understands that the
                   ---------------------
Shares have not been registered under the Act or registered or qualified under the securities laws of any state and that Participant may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification. Notwithstanding the foregoing, Participant has certain registration rights under
Section 6.

          5.   Termination.  This Agreement shall terminate and be of no force
               -----------
and effect if the Company does not complete an Initial Public Offering that results in (i) receipt by the Company of at least $30,000,000 of gross proceeds from the sale of newly issued stock or (ii) the sale of newly issued Common Stock representing at least 20% of the outstanding Common Stock of the Company (after giving effect to such offering); provided, however, that if the Company completes an Initial Public Offering that does not satisfy the requirements of clause (i) or (ii) of this sentence, a new subscription agreement containing all rights and obligations required to be contained therein pursuant to the VP Holding Subscription Agreement will be executed by the Company and Participant.

          6.   Registration Rights.  If the Participant is otherwise free to
               -------------------
transfer the Shares under Section 2 hereof, but the Participant cannot transfer such Shares in compliance with Rule 144 (due to the imposition of a waiting period) under the Securities Act of 1933, as amended (the "Act"), then the Company shall, on the later of (i) 120 days after the consummation of the Initial Public Offering or (ii) the termination of any lock-up period

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pursuant to the Lock-up Agreement; provided, however, in no event shall registration be effected later than the time any of the FSEP shares are first available for public sale whether pursuant to a filed registration statement or otherwise, cause the Shares held by the Participant to be registered under the Act, on a registration statement on Form S-8 (which shall, if necessary to permit resales of all Shares owned by Participant include a resale prospectus in appropriate form) or, if unavailable, on Forms S-2 or S-3 (to the extent the Company qualifies for the use of such forms).

     7.   Miscellaneous.
          -------------

               (a) Legends on Certificates.  Any and all certificates now or
                   -----------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK SUBSCRIPTION AGREEMENT DATED AS OF ____________, 199__ BY AND BETWEEN BRYLANE INC., A DELAWARE CORPORATION, AND THE ORIGINAL PARTICIPANT HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BRYLANE INC."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

               (b) Further Assurances.  Each party hereto agrees to perform any
                   ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

               (c) Notices.  Except as otherwise provided herein, all notices,
                   -------
requests, demands and other communications under this Agreement shall be in writing, and if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three Business Days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party

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or parties to be notified, at the following addresses (or such other address(es)
a party may designate for itself by like notice):

               If to the Company:

               Brylane Inc.
               463 Seventh Avenue, 21st Floor
               New York, New York  10018

               If to Participant:

               William C. Johnson
               P.O. Box 7106
               Rancho Santa Fe, California 92067

               Federal Express:  5406 El Secreto
                                 Rancho Santa Fe, California 92067


               (d) Amendments.  This Agreement may be amended only by a written
                   ----------
agreement executed by both of the parties hereto.

               (e) Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of Delaware.

               (f) Disputes. In the event of any dispute among the parties
                   --------
arising out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

               (g)  Entire Agreement.  This Agreement constitutes the entire
                    ----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

               (h) Recapitalizations or Exchanges Affecting the Company's
                   ------------------------------------------------------
Capital Stock; Issuances of Capital Stock. The provisions of this Agreement
-----------------------------------------
shall apply to any and all shares of capital stock or other securities of the Company or any successor or assign of the Company which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement. The Company agrees that it shall not issue additional shares of common stock to FSEP unless

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the Company's Board of Directors shall have made a good faith determination that the purchase price for any such shares is equal to the fair market value of such shares.

               (i) No Rights to Continued Service. Nothing in this Agreement
                   ------------------------------
shall affect in any manner whatsoever the rights of the Company (or any other entity) to terminate Participant's status as a member of the Board of Directors of the Company or as a member of the Board of Representatives of the Partnership for any reason, with or without cause.

               (j) Disclosure.  The Company shall have no duty or obligation to
                   ----------
affirmatively disclose to Participant, and Participant shall have no right to be advised of, any material information regarding the Partnership, Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Participant's service as a member of the Board of Directors of the Company or as a member of the Board of Representatives of the Partnership.

               (k) Successors and Assigns.  The Company may assign with absolute
                   ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. For purposes of this Agreement, the term "Shares" shall include shares of capital stock or other securities of the Company or any successor or assign of the Company which are issued in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary, Participant may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company. Upon an assignment of any or all of Participant's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Participant's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

               (l) Headings. Introductory headings at the beginning of each
                   --------
section and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

               (m) Counterparts. This Agreement may be executed in two
                   ------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Agreement.

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          8.   Representations, Warranties and Covenants of the Company.
               --------------------------------------------------------

               (a) Organization and Related Matters. The Company is duly
                   --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to own its properties and assets and to carry on its businesses as now conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which the character or the location of the assets owned or leased by it or the nature of the business conducted by it requires licensing or qualifications. True, correct and complete copies of the charter documents of the Company and the Plan as in effect on the date hereof have been delivered to the Participant. The Company beneficially owns all of the outstanding partnership interests of the Partnership.

                (b) Capitalization. As of the date hereof, the authorized
                    --------------
capital stock of the Company consists of 40,000,000 shares of common stock, $0.01 par value (the "Common Stock"), of which _______ shares are issued and outstanding, and 1,000,000 shares of preferred stock, $0.01 par value of which no shares are issued and outstanding. All Shares issued to the Participant hereunder will be validly issued, fully paid, nonassessable and free of preemptive rights. There are no options, warrants, calls, subscriptions or other rights or other agreements, arrangements or commitments of any nature obligating the Company to issue, transfer or sell any shares of Common Stock, except as otherwise provided in (i) this Agreement, (ii) the Plan and the 1996 Stock Subscription Plan, (iii) the Brylane Inc. 1996 Performance Stock Option Plan and
(iv) the 1996 Stock Option Plan.

               (c) Authority Relative to This Agreement.  The Company has all
                   ------------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated.
This Agreement has been duly and validly executed and delivered by the Company and this Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies).

              (d) Consents and Approvals; No Violation. No order, permit,
                  ------------------------------------
consent, approval, license, authorization or validation or, and no registration, filing of notice with, any governmental entity is necessary to authorize or permit, or is required in connection with, the execution, delivery or performance of this Agreement or the consummation by the Company of the transactions contemplated hereby (assuming the truth of Participant's representations in Section 4 hereof). Neither the execution, delivery nor consummation of this Agreement nor compliance by the Company with any of the provisions

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hereof will (i) violate, conflict with or result in any breach of any provision of the Company's charter documents, (ii) result in a violation or breach or termination of, or constitute a default under, any material agreement to which the Company is subject, or (iii) violate any judgment, order, writ, injunction, decree, award, statute, rule or regulation to which the Company is subject (assuming the truth of the Participant's representations in Section 4).

               (e) Exchange Ratio. The Company shall issue shares of Common
                   --------------
Stock to Participant based on the same exchange ratio at which FSEP is exchanging shares of VP Holding common stock it holds for shares of Common Stock.

               (f) Same Number and Kind of Securities. The Company hereby agrees
                   ----------------------------------
that with respect to its formation as the IPO Corporation, all stockholders of VP Holding including the Participant, any management stockholder of VP Holding, FSEP and any limited partner of FSEP (subsequent to any distribution by FSEP to its limited partners) shall receive the same number and kind of securities of the Company for each share of VP Holding common stock.

               (g) Tax Effects. The Company will consider the tax effects on the
                   -----------
Participant of any exchange for or conversion of shares of VP Holding common stock into shares of Common Stock.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.


                              THE COMPANY:

                              BRYLANE INC.,
                              a Delaware corporation


                              By:   _____________________________
                                    Its: _________________________



                              PARTICIPANT:

                              __________________________________
                              William C. Johnson

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